BEA Strategic Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Daniel H. Sigg                    Michael A. Pignataro
CHAIRMAN AND CHIEF                ASSISTANT VICE
EXECUTIVE OFFICER                 PRESIDENT
Robert J. Moore                   AND ASSISTANT
PRESIDENT AND CHIEF               SECRETARY
INVESTMENT OFFICER                Hal Liebes
Prof. Enrique R. Arzac            SECRETARY
DIRECTOR                          Harvey M. Rosen
Lawrence J. Fox                   TREASURER
DIRECTOR                          Paul P. Stamler
James S. Pasman, Jr.              ASSISTANT TREASURER
DIRECTOR                          John M. Corcoran
RICHARD J. LINDQUIST              ASSISTANT TREASURER
VICE PRESIDENT

            --------------------------------------------------------
INVESTMENT ADVISER

BEA Associates
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
Phone 1-800-428-8890
            --------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A brochure further describing the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, can be obtained from the Plan's agent at (800) 428-8890.

                                     [LOGO]

                        BEA Strategic Income Fund, Inc.

                                     [LOGO]

                                 ANNUAL REPORT
                               December 31, 1995

BEA STRATEGIC INCOME FUND, INC.

----------
Dear Shareholders:                                              February 8, 1996

We are pleased to report on the results of the BEA Strategic Income Fund, Inc. (the "Fund") for the year ended December 31, 1995.
    At December 31, 1995 the Fund's net asset value (NAV) was $10.01, compared to an NAV of $9.26 at December 31, 1994. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends) was 17.57%.
    Many investors will remember 1995 primarily as a great year for the U.S. equity market. In fact, last year was equally notable as a superb period for the world's bond markets. Viewed in local currency terms, every major bond market produced a strong positive return for the year, falling in a range from a low return of around 14% in Japan and New Zealand to a high of more than 19% in such markets as Australia, Denmark, Spain and Sweden. Buoyed by an increasingly positive interest rate environment, the U.S. bond market came in near the top of this range.
    During the fourth quarter, the bond market continued to rally, as a result of a sharp decline in interest rates across the maturity curve. The yield curve steepened modestly, with two and three year notes rallying 65 basis points, while ten and thirty year bonds rallied 55 basis points. Both quarterly and annual returns for the major domestic fixed income sectors were clustered rather closely together, with mortgages and asset-backed securities being the only real laggards.
    The mortgage backed securities market had an unusual year, as the dominant investors became money managers and the mortgage agencies themselves (FHLMC and FNMA), as opposed to yield-oriented insurance companies, banks or mutual funds. During the first half of the year, the sharp drop in interest rates brought back memories of rapid prepayments causing mortgage securities to become underpriced relative to their actual risk. Believing that substantial prepayments were not likely to materialize (and they have not), we increased our mortgage allocation at the height of prepayment fears in June. Soon the market adjusted for its overreaction as substantial prepayments did not materialize.
    During the third and fourth quarters, two new events caused prices to decline in this sector. First, FASB allowed a one-time window for financial institutions to reclassify securities. This led to fears of massive selling of mortgage securities, which never actually materialized. The second event was a statement by the S&P rating agency that insurance companies would be penalized for holding mortgages, causing concern that insurance companies may shy away from the sector. Looking into 1996, we expect that investors will realize that mortgage-backed securities, compared with corporates, provide the best relative value to treasuries. We will continue to participate in this sector primarily through investments in seasoned agency passthroughs. We will diversify our asset backed securities allocation to include different collateral types and increase our exposure to the commercial mortgage market as increasing attention from mainstream fixed income investors will lead to spread compression in these sectors.
    For the fourth quarter of 1995, the U.S. High Yield market, as measured by the Salomon Brothers High Yield Index, posted positive performance of 4.03% as new cash buyers continued to enter the market. High yield spreads widened versus treasuries, however, as interest rates drifted lower during the fourth quarter. The U.S. High Yield market's positive return was driven by a gain of 4.69% in the CCC-rated sector followed by gains of 4.39% in the BB-rated sector and 3.38% in the B-rated sector. During the quarter, the cash pay sector posted a total return of 3.83% versus 6.66% in the deferred interest sector and 4.00% in the bankrupt sector. High yield mutual fund investors continued to enter the market, with AMG Data Services reporting inflows of $2.8 billion during the quarter. Net High Yield inflows of $10.7 billion for 1995 can be compared with net inflows of $1.4 billion for 1994. Net issuance for the fourth quarter totaled $12.2 billion and for 1995 totaled 48.2 billion versus 42.1 billion for 1994. The average market weighted new issue offer yield for the fourth quarter of 1995 was 10.41%.
    Our long term outlook continues to be positive for the credit fundamentals of many U.S. high yield issuers. We remain positive on selected gaming companies, particularly Atlantic City and Las Vegas, and industry sectors such as health care and cable where we have witnessed continued merger activity, on most sectors of the telecommunications industry and a few selected cyclical sectors. The expectation of lower interest rates should also benefit the U.S. High Yield market as money should continue to flow into the market from yield seeking investors.
    Looking at the global fixed income markets, it has become clear in recent months that the major European markets are experiencing a significant slowdown of economic growth, and Germany in particular has begun to look quite sluggish. In recent months, it has become the consensus view (or nearly so) that these recent signs of economic weakness will lead to continued easing of German short-term interest rates. The waning of France's political crisis has also helped to strengthen European markets. We continue to be relatively bullish on Europe in the medium term, although the recent sharp drops in yields mean that valuations no longer look as cheap as they once did, and there is some potential for short-term profit taking. We continue to believe, however, that the U.S. dollar will strengthen against both European currencies and the yen, so the BEA Strategic Income Fund is largely hedged out of European currency exposure and has no exposure to the yen.
    Looking forward, our primary concerns for the next three to six months are focused on the increased potential for negative surprises (budget impasse or no further rate cuts) and their potential impact on the market. This could manifest itself in higher interest rates and volatility and lower liquidity.
    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio allocations, or management can be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

          [SIG]

Robert J. Moore
PRESIDENT AND CHIEF INVESTMENT OFFICER*

          [SIG]

Daniel H. Sigg
CHAIRMAN AND CHIEF EXECUTIVE OFFICER*

    *Robert J. Moore, who is a member of the Executive Committee of BEA Associates and holds the offices of Executive Director and Chief Operating Officer of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since BEA Associates became the Investment Adviser to the Fund on June 13, 1995. Mr. Moore joined BEA Associates in 1987. Mr. Moore is President and Chief Investment Officer of the Fund and is also President and Chief Investment Officer of the BEA Income Fund, Inc.

    Daniel H. Sigg is a member of the Executive Committee of BEA Associates and holds the offices of Executive Director and Chief Financial Officer of BEA Associates. Mr. Sigg joined BEA Associates in 1990. Mr. Sigg is Chairman of the Board and Chief Executive Officer of the Fund. He has served in such capacity since BEA Associates became the Investment Adviser to the Fund on June 13, 1995. He is also Chairman of the Board and Chief Executive Officer of the BEA Income Fund, Inc. and Director and Senior Vice President of the Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS
---------

DECEMBER 31, 1995

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------
DOMESTIC SECURITIES (83.4%)
----------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (68.0%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (18.7%)
       (4)  Adelphia Communications,
             Series B, Sr. Notes
             9.50%, 2/15/04                           B3   $      574   $   467,749
       (8)  American Telecasting, Inc.
             Sr. Discount Notes
             0.00%, 6/15/04                          Caa           75        51,563
            A+ Network, Inc.
             Sr. Sub. Notes
             11.875%, 11/1/05                        Caa          250       250,000
       (8)  Australis Media Ltd.
             Yankee Sr. Sub. Disc. Notes
             0.00%, 5/15/03                           B3          225       163,688
            Cablevision Industries Corp.
             Sr. Debentures
             9.25%, 4/1/08                            B1          500       535,000
            Chancellor Broadcasting Co.
             Gtd. Sr. Sub. Notes
             12.50%, 10/1/04                          B3          500       533,750
            Citicasters, Inc.,
             Series B, Sr. Sub. Notes
             9.75%, 2/15/04                          N/R          500       510,000
            Comcast Corp.
             Sr. Sub. Notes
             9.125%, 10/15/06                         B1          250       260,313
       (8)  Comcast UK Cable Partners, Ltd.
             Sr. Debentures
             0.00%, 11/15/07                          B2          500       288,750
            Continental Cablevision, Inc.
             Sr. Sub. Debentures
             11.00%, 6/1/07                           B1          500       558,750
       (8)  Dial Call Communications
             Sr. Discount Notes
             0.00%, 4/15/04                          Caa          500       285,000
       (8)  Diamond Cable Communications Co.
             Yankee Sr. Discount Notes
             0.00%, 12/15/05                          B3        1,000       588,750
       (4)  Falcon Holdings Group L.P.
             Sr. Sub. Notes
             11.00%, 9/15/03                         N/R          649       616,886
            Galaxy Telecommunications L.P.
             Sr. Sub. Notes
             12.375%, 10/1/05                         B3          200       199,500
       (8)  Helicon Group L.P.
             Sr. Secured Notes
             9.00%, 11/1/03                           B1          650       630,500
       (8)  Imax Corp.,
             Series B, Yankee Sr. Notes
             7.00%, 3/1/01                            B1          250       248,125

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------

    (6)(8)  In-Flight Phone Corp.,
             Series B, Sr. Discount Notes
             0.00%, 5/15/02                          Caa   $      500   $   165,000
       (8)  IntelCom Group, Inc.
             Sr. Discount Notes
             0.00%, 9/15/05                          N/R          350       199,500
            Intermedia Communications of
             Florida, Inc.,
             Series B Sr. Notes
             13.50%, 6/1/05                           B3          300       334,500
            Jones Intercable, Inc.
             Sr. Sub. Debentures
             11.50%, 7/15/04                          B1          500       555,000
            Lenfest Communications, Inc. Sr.
             Notes
             8.375%, 11/1/05                         Ba3          250       250,625
            Metrocall, Inc.
             Sr. Sub. Notes
             10.375%, 10/1/07                         B2          250       265,000
       (8)  MFS Communications Co., Inc.
             Discount Notes
             0.00%, 1/15/04                           B1          500       403,750
            Mobile Telecommunications
             Technologies Corp.
             Sr. Sub. Notes
             13.50%, 12/15/02                         B2          250       278,750
       (8)  Nextel Communications
             Sr. Notes
             0.00%, 8/15/04                           B3          500       271,250
            NWCG Holding Corp.,
             Series B, Sr. Discount Notes
             Zero Coupon, 6/15/99                    Caa          500       335,000
       (8)  Pagemart Nationwide, Inc.,
             Sr. Disc. Notes
             0.00%, 2/1/05                           N/R        1,000       650,000
            Paging Network, Inc.
             Sr. Sub. Notes
             10.125%, 8/1/07                          B2          500       544,375
            Pegasus Media & Communications,
             Inc.,
             Series B, Notes
             12.50%, 7/1/05                           B3          500       495,000
       (8)  PriCellular Wireless Corp.
             Sr. Discount Notes
             0.00%, 10/1/03                           B3          350       270,375
            PTI Holdings, Inc.
             Sub. Notes
             Zero Coupon, 12/17/02                   N/R          507       319,356
            Rogers Cablesystems Ltd.,
             Series A, Yankee Sr. Secured
             2nd Priority Notes
             10.00%, 12/1/07                         Ba3          500       536,250
       (2)  Scott Cable Communications, Inc.
             Sub. Debentures
             12.25%, 4/15/01                          B3          500       325,000

    The accompanying notes are an integral part of the financial statements.

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Selmer Co., Inc.
             Sr. Sub. Notes
             11.00%, 11/5/05                         N/R   $      500   $   495,000
    (2)(6)  Simmons Cable
             Sr. Sub. Notes
             15.747%, 4/30/96                        N/R          500       250,000
            Sinclair Broadcast Group
             Sr. Sub. Notes
             10.00%, 9/30/05                          B1          250       255,625
            Spanish Broadcasting Systems
             Sr. Notes
             7.50%, 6/15/02                           B3          500       489,375
            United International Holdings:
            Discount Notes
             Zero Coupon, 1/15/99                     B3        1,000       630,000
            Sr. Secured Debentures Zero
             Coupon, 11/15/99                         B3          500       302,500
            Univision Network Holding L.P.
             Sub. Notes
             Zero Coupon, 12/17/02                   N/R          573       361,037
       (8)  Videotron Holdings plc
             Yankee Discount Notes
             0.00%, 8/15/05                           B3        1,000       620,000
                                                                        -----------
            GROUP TOTAL                                                  15,790,592
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS (5.5%)
            American Rice, Inc.
             Secured Mortgage Notes
             13.00%, 7/31/02                          B3          250       235,000
            Fort Howard Corp.
             Sub. Notes
             10.00%, 3/15/03                          B2          500       515,000
            Health O Meter, Inc.
             Gtd. Sr. Sub. Notes
             13.00%, 8/15/02                          B3          500       425,000
            Jordan Industries, Inc.
             Sr. Notes
             10.375%, 8/1/03                          B3          500       445,000
            Mail-Well Corp.
             Sr. Sub. Notes
             10.50%, 2/15/04                          B2          500       482,500
            Marvel III Holdings, Inc.,
             Series B, Sr. Secured
             Debentures
             9.125%, 2/15/98                         Caa          700       644,000
            Renaissance Cosmetics, Inc.,
             Series B, Sr. Notes
             13.75%, 8/15/01                         N/R          500       497,500
            Revlon Consumer Products, Inc.,
             Series B, Sr. Sub. Notes
             10.50%, 2/15/03                          B3          450       459,000
            Revlon Worldwide Corp.
             Sr. Secured Discount Notes Zero
             Coupon, 3/15/98                          B3          350       259,875
   (8)(11)  Specialty Foods Acquisition
             Corp.,
             Series B, Sr. Secured Discount
             Debentures
             0.00%, 8/15/05                           Ca        1,500       690,000
                                                                        -----------
            GROUP TOTAL                                                   4,652,875
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------

FINANCE (0.5%)
       (3)  GPA Holland B.V.
             Medium Term Notes
             8.625%, 1/15/99                         Caa   $      500   $   449,375
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL (11.6%)
       (3)  Alpine Group, Inc.
             Gtd. Sr. Notes
             12.25%, 7/15/03                          B3          500       490,000
            Arcadian Partners L.P.,
             Series B, Sr. Notes
             10.75%, 5/1/05                           B2          500       548,750
            Armco, Inc.
             Sr. Notes
             11.375%, 10/15/99                        B2          500       520,000
            Bayou Steel Corp.
             First Mortgage Notes
             10.25%, 3/1/01                           B2          300       265,500
            Berg Electronics, Inc.
             Gtd. Sub. Debentures
             11.375%, 5/1/03                          B3          500       550,000
            Container Corp. of America
             Gtd. Sr. Notes
             9.75%, 4/1/03                            B1          250       243,750
            Doman Industries Ltd.
             Yankee Gtd. Sr. Notes
             8.75%, 3/15/04                          Ba3          650       624,000
            Geneva Steel Co.
             Sr. Notes
             9.50%, 1/15/04                           B1          250       195,000
      (11)  Genmar Holdings,
             Series A, Sr. Sub. Notes
             13.50%, 7/15/01                         Caa          500       465,000
            GNF Corp.,
             Series B, First Mortgage Notes
             10.625%, 4/1/03                          B2          500       466,250
       (8)  Harris Chemical N.A.
             Sr. Secured Debentures
             0.00%, 7/15/01                           B2          500       475,000
            Huntsman Corp.
             First Mortgage Notes
             11.00%, 4/15/04                          B1          500       573,000
       (8)  INDSPEC Chemical Corp.
             Sr. Sub. Discount Notes
             0.00%, 12/1/03                           B3          750       600,000
            Malette, Inc.
             Sr. Secured Debentures
             12.25%, 7/15/04                         Ba3          250       280,000
            NL Industries:
            Sr. Secured Debentures
             11.75%, 10/15/03                         B1          250       266,875
       (8)  Sr. Secured Discount Debentures
             0.00%, 10/15/05                          B2          400       300,000
            Presley Companies
             Sr. Notes
             12.50%, 7/1/01                           B3          250       198,750
            Repap Wisconsin, Inc.
             Sr. Secured Debentures
             9.875%, 5/1/06                           B3          250       236,875
            Republic Engineered Steel
             First Mortgage Bonds
             9.875%, 12/15/01                         B2          350       314,125

    The accompanying notes are an integral part of the financial statements.

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------
      (11)  Stone-Consolidated Corp.
             Sr. Secured Debentures
             10.25%, 12/15/00                        Ba1   $      500   $   535,000
            Trans-Resources, Inc.
             Sr. Sub. Notes
             11.875%, 7/1/02                          B2          500       458,750
            UCC Investor's Holdings, Inc.
             Sr. Sub. Notes
             11.00%, 5/1/03                           B3          500       505,000
            WCI Steel, Inc.,
             Series B, Sr. Notes
             10.50%, 3/1/02                           B1          200       194,000
            WHX Corp.
             Sr. Notes
             9.375%, 11/15/03                         B1          500       472,500
                                                                        -----------
            GROUP TOTAL                                                   9,778,125
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (11.1%)
       (8)  American Standard, Inc.
             Sr. Sub. Debentures
             0.00%, 6/1/05                            B1          500       428,750
            Associated Materials, Inc.
             Sr. Sub. Notes
             11.50%, 8/15/03                          B3          500       395,000
            Atlantis Group, Inc.
             Sr. Notes
             11.00%, 2/15/03                          B2          250       218,750
            Consoltex Group, Inc.,
             Series B, Gtd. Sr. Sub. Notes
             11.00%, 10/1/03                          B2          500       450,000
   (8)(11)  Crown Packaging Holdings,
             Series B, Sr. Sub. Notes
             0.00%, 11/1/03                          Caa        1,300       572,000
      (11)  Domtar, Inc.
             Yankee Debentures
             11.25%, 9/15/17                         Ba1          500       531,875
            Gaylord Container Corp.:
            Sr. Notes
              11.50%, 5/15/01                         B3          250       257,500
       (8)  Sr. Sub. Debentures
              0.00%, 5/15/05                         Caa          500       492,500
      (11)  G.I. Holdings, Inc.,
             Series B, Sr. Deferred Notes
             Zero Coupon,
             10/1/98                                 Ba3        1,000       775,000
       (8)  Ivex Holdings Corp.
             Sr. Debentures
             0.00%, 3/15/05                          Caa        1,250       700,000
            MVE Inc.,
             Sr. Secured Debentures
             12.50%, 2/15/02                          B3          500       500,000
            Rexene Corp.
             Sr. Notes
             11.75%, 12/1/04                          B1          400       419,000
            Sheffield Steel Corp.
             First Mortgage Notes
             12.00%, 11/1/01                          B3          500       435,000
       (8)  Silgan Holdings, Inc.
             Sr. Debentures
             0.00%, 12/15/02                          B3          500       472,500
                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------

            Specialty Equipment Co., Inc.
             Sr. Sub. Notes
             11.375%, 12/1/03                         B3   $      700   $   710,500
            Stone Container Corp.
             First Mortgage Notes
             10.75%, 10/1/02                          B1          250       258,125
            Synthetic Industries, Inc.
             Sr. Sub. Notes
             12.75%, 12/1/02                          B3          500       490,000
       (3)  Terex Corp.
             Gtd. Sr. Notes
             13.75%, 5/15/02                         Caa          500       437,500
            Tracor, Inc.,
             Series A, Gtd. Sr. Sub. Notes
             10.875%, 8/15/01                         B2          250       258,750
            U.S. Leather, Inc.
             Sr. Notes
             10.25%, 7/31/03                          B3          700       591,500
                                                                        -----------
            GROUP TOTAL                                                   9,394,250
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
OIL, GAS & ELECTRIC (3.2%)
            Falcon Drilling Co., Inc.,
             Series B, Sr. Notes
             9.75%, 1/15/01                           B2          375       385,312
            Forest Oil Corp.
             Sr. Sub. Notes
             11.25%, 9/1/03                           B3          500       475,000
      (11)  Gulf Canada Resources Ltd.
             Sr. Sub. Debentures
             9.25%, 1/15/04                          Ba3          500       508,125
            Mesa, Inc.
             Secured Notes
             12.75%, 6/30/98                         Caa          500       442,500
            Southeastern Public Service Co.
             Sr. Sub. Debentures
             11.875%, 2/1/98                         Caa          314       316,355
      (11)  Wilrig A/S
             Sr. Secured Debentures
             11.25%, 3/15/04                          B2          500       555,000
                                                                        -----------
            GROUP TOTAL                                                   2,682,292
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
RETAIL TRADE (7.3%)
            Big V Supermarkets, Inc.
             Sr. Sub. Notes
             11.00%, 2/15/04                          B3          500       390,625
            Brylane L.P.
             Gtd. Sr. Sub. Notes
             10.00%, 9/1/03                           B2          500       442,500
            County Seat Stores, Inc.
             Sr. Sub. Notes
             12.00%, 10/1/02                          B3          500       430,000
            Dairy Mart Conveniences Stores,
             Inc.
             Sr. Sub. Notes
             10.25%, 3/15/04                          B3          626       538,360
            Duane Reade Corp.
             Sr. Notes
             12.00%, 9/15/02                          B3          500       472,500

    The accompanying notes are an integral part of the financial statements.

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Farm Fresh, Inc.
            Series A, Sr. Notes
             12.25%, 10/1/00                          B2   $      150   $   124,500
      (11)  Sr. Notes
             12.25%, 10/1/00                          B2          500       415,000
      (11)  Great American Cookie,
             Series B, Sr. Secured
             Debentures
             10.875%, 1/15/01                         B3          500       422,500
            Hills Stores Co.
             Sr. Notes
             10.25%, 9/30/03                          B1          700       616,875
            Pathmark Stores, Inc.
   (8)(11)  Jr. Sub. Notes
             0.00%, 11/1/03                           B3          850       520,625
            Sr. Sub. Notes
             9.625%, 5/1/03                           B2          500       486,250
            Ralphs Grocery Co.
            Sr. Sub. Notes
             11.00%, 6/15/05                          B3          500       495,000
       (4)  Town & Country Corp.
             Sr. Sub. Notes
             13.00%, 5/31/98                         Caa          616       304,954
            Waban, Inc.
             Sr. Sub. Notes
             11.00%, 5/15/04                         Ba3          550       562,375
                                                                        -----------
            GROUP TOTAL                                                   6,222,064
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
SERVICES (9.1%)
            American Banknote Corp.,
             Series B, Sr. Notes
             11.625%, 8/1/02                          B2          250       112,500
            American Restaurant Group, Inc.,
             Series A, Notes
             12.00%, 9/15/98                          B2          500       375,000
            Bally's Casino Holdings, Inc.
             Sr. Discount Notes Zero Coupon,
             6/15/98                                  B2          600       483,000
            Bally's Park Place Funding, Inc.
             First Mortgage Notes
             9.25%, 3/15/04                          Ba3          250       252,500
            Boomtown, Inc.
             First Mortgage Notes
             11.50%, 11/1/03                          B1          500       410,000
            Casino America, Inc.
             First Mortgage Bonds
             11.50%, 11/15/01                         B1          500       462,500
       (3)  Coinmach Corp.
             Sr. Notes
             11.75%, 11/15/05                         B2          527       534,905
            Community Health Systems
             Sr. Sub. Debentures
             10.25%, 11/30/03                         B2          250       270,000
       (2)  Elsinore Corp.
             First Mortgage Notes
             12.50%, 10/1/00                         N/R          100        45,000
            G.B. Property Funding Corp.,
             First Mortgage Notes
             10.875%, 1/15/04                         B2          500       438,750
                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------

   (4)(11)  General Medical Corp.,
             Series A, Sub. Debentures
             12.125%, 8/15/05                        Caa   $      626   $   654,170
            Grand Casinos, Inc.,
             First Mortgage Notes
             10.125%, 12/1/03                        Ba3          500       521,250
            Griffin Gaming & Entertainment
             Sr. Notes
             11.00%, 9/15/03                         N/R          500       467,500
 (2)(4)(6)  Hemmeter Enterprises, Inc.
             Sr. Notes
             12.00%, 12/15/00                        N/R          297       118,877
       (3)  Host Marriot Corp. Acquisition
             Properties
             Sr. Notes
             9.00%, 12/15/07                         Ba3          450       454,500
            Motels of America, Inc.,
             Series B, Sr. Sub. Notes
             12.00%, 4/15/04                          B3          250       248,437
            Regency Health Services, Inc.
             Gtd. Sr. Sub. Notes
             9.875%, 10/15/02                         B2          300       297,000
            Trump Plaza Funding, Inc.
             First Mortgage Notes
             10.875%, 6/15/01                         B3          500       517,500
   (4)(10)  Trump Taj Mahal Funding
             Series A, Debentures
             11.35%, 11/15/99                        Caa          510       490,755
            Wright Medical Technology
             Series B, Sr. Secured
             Debentures
             10.75%, 7/1/00                           B3          500       515,000
                                                                        -----------
            GROUP TOTAL                                                   7,669,144
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.0%)
       (3)  Ameritruck Distribution Corp.
             Gtd. Sr. Sub. Notes
             12.25%, 11/15/05                         B3          250       247,500
            CHC Helicopter Corp.
             Yankee Sr. Sub. Notes
             11.50%, 7/15/02                          B3          250       221,250
            USAir, Inc.
             Gtd. Sr. Notes
             10.00%, 7/1/03                           B3          500       435,000
                                                                        -----------
            GROUP TOTAL                                                     903,750
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $59,018,183)                                                     57,542,467
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (2.5%)
----------------------------------------------------------------------------------
-----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.5%)
            January 30 yr. TBA
             8.00%, 3/15/25                          Aaa        2,000     2,071,240
                                                                        -----------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                  Face
                                                  Moody's       Amount        Value
                                                  Ratings        (000)   (Note A-1)
----------------------------------------------------------------------------------
-----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.0%)
            Graduated Payment
             12.75%, 11/15/13                        Aaa   $       28   $    32,834
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $2,089,929)                                                       2,104,074
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
COLLATERALIZED SECURITY (1.2%)
----------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATION (1.2%)
      (11)  Drexel, Burnham & Lambert Trust
             REMIC-PAC, Series S, Class 2
             9.00%, 8/1/18                           Aaa          968       991,606
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED SECURITY
  (Cost $999,778)                                                           991,606
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (6.3%)
----------------------------------------------------------------------------------
-----------------
      (11)  Green Tree Financial Corp.
             Manufactured Housing
             Installment Sale Contracts,
             Series 1993-4, Class B1
             7.20%, 1/15/19                         Baa3        1,768     1,776,840
       (9)  Merrill Lynch Home Equity
             Acceptance Trust
             Series 1994-A, Class A2
             6.656%, 7/17/22                          A3        1,477     1,474,654
       (6)  Merrill Lynch Home Equity Loan
             Corp.,
             Series 1991-1, Class B
             9.30%, 5/15/16                            A        2,023     2,093,977
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $5,393,177)                                                       5,345,471
                                                                        -----------
----------------------------------------------------------------------------------
-----------------

                                                                Shares
----------------------------------------------------------------------------------
-----------------
COMMON STOCKS (1.0%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (0.0%)
            Pagemart, Inc.                                      3,500             0
            Pegasus Media & Communications,
             Inc.                                                  50             0
                                                                        -----------
            GROUP TOTAL                                                           0
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS (0.5%)
 (1)(5)(6)  Applause Enterprises, Inc.
             (acquired 11/8/91, cost
             $72,200)                                           1,900         5,700
 (1)(5)(6)  Dr. Pepper Bottling Holdings,
             Inc.
             (acquired 10/21/88, cost
             $54,000)                                          60,000       210,000
       (1)  Specialty Foods, Inc.                              22,500        22,500
                                                                              Value
                                                                Shares   (Note A-1)
----------------------------------------------------------------------------------
-----------------

 (1)(5)(6)  TLC Beatrice International
             Holdings, Inc.
             (acquired 11/26/91, cost
             $307,500)                                          7,500   $   172,500
                                                                        -----------
            GROUP TOTAL                                                     410,700
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
FINANCE (0.0%)
(1)(5)(6)(7) Westfed Holdings, Inc., Class B
             (acquired 9/20/88, cost $127)                      4,223             0
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL (0.3%)
            Ampex Corp., Class A                               60,000       240,000
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (0.2%)
(1)(5)(6)(7) CIC I Acquisition Corp.
             (acquired 10/18/89, cost
             $1,076,725)                                        2,944       200,192
       (1)  Polyvision Corp.                                    3,211         6,623
                                                                        -----------
            GROUP TOTAL                                                     206,815
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
RETAIL TRADE (0.0%)
 (1)(5)(6)  Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)                       33,040             0
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
SERVICES (0.0%)
    (1)(3)  Motels of America, Inc.                               250        18,750
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,787,711)                                                         876,265
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (1.9%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (0.8%)
       (1)  BCP/Essex Holdings                                 16,145       407,661
       (3)  SD Warren Co.                                       8,000       252,000
                                                                        -----------
            GROUP TOTAL                                                     659,661
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
FINANCE (0.0%)
(1)(5)(6)(7) Westfed Holdings, Inc., Class A
             (acquired 9/20/88-6/18/93, cost
             $1,203,480)                                       14,246             0
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (0.1%)
       (1)  Alpine Group, Inc.                                  1,664        74,880
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
OIL, GAS & ELECTRIC (1.0%)
       (1)  Consolidated Hydro, Inc., Class
             H                                                  1,500       817,500
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $2,586,619)                                                       1,552,041
                                                                        -----------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                              Value
                                                                Shares   (Note A-1)
----------------------------------------------------------------------------------
-----------------
WARRANTS (0.3%)
----------------------------------------------------------------------------------
-----------------
       (1)  American Telecasting, Inc.,
             expiring 6/23/99                                     350   $     1,750
       (1)  Australis Media Ltd.,
             expiring 5/15/00                                     225             0
    (1)(3)  Boomtown, Inc.,
             expiring 11/1/98                                     500             0
       (1)  Casino America, Inc.,
             expiring 11/15/96                                  1,632             0
       (1)  Casino Magic Corp.,
             expiring 10/14/96                                  3,000           150
       (1)  CHC Helicopter Corp.,
             expiring 12/15/00                                  2,000         1,300
       (1)  Consolidated Hydro, Inc.,
             expiring 12/31/03                                  2,700        13,500
       (1)  County Seat Stores,
             expiring 10/15/98                                    500           500
    (1)(6)  Crown Packaging Holdings,
             expiring 11/1/03                                   1,000         8,000
       (1)  Dial Call Communications,
             expiring 4/25/99                                     500             5
 (1)(3)(6)  Elsinore Corp.,
             expiring 10/8/98                                   5,329             0
    (1)(3)  Great American Cookie,
             expiring 1/30/00                                      90             0
       (1)  Health O Meter,
             expiring 8/15/02                                     500             0
       (1)  Hemmeter,
             expiring 12/15/99                                  3,000             0
    (1)(3)  In-Flight Phone Corp.,
             expiring 8/31/02                                     500             0
    (1)(3)  IntelCom Group, Inc.,
             expiring 9/15/05                                   1,155             0
       (1)  Intermedia Communications of
             Florida, Inc.,
             expiring 6/1/00                                      300         3,000
       (1)  MVE Inc.,
             expiring 2/15/02                                     500             0
       (1)  Presidential Riverboat Casinos,
             expiring 9/23/96                                   3,000             0
    (1)(3)  Purity Supreme,
             expiring 8/1/97                                    1,733             0
    (1)(3)  Renaissance Cosmetics,
             expiring 4/3/01                                    1,000        22,500
       (1)  SD Warren Co.,
             expiring 12/15/06                                  8,000        40,000
       (1)  Sheffield Steel Corp.,
             expiring 11/1/01                                   2,500        12,500
       (1)  Spanish Broadcasting,
             expiring 6/29/99                                     500        85,000
       (1)  United International Holdings,
             expiring 11/15/99                                    600             0
    (1)(3)  Wright Medical Technology,
             expiring 6/30/03                                     206        33,971
----------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $177,319)                                                           222,176
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
                                                                              Value
                                                                Shares   (Note A-1)
----------------------------------------------------------------------------------
-----------------

RIGHTS (0.0%)
----------------------------------------------------------------------------------
-----------------
       (1)  Terex Corp,
             expiring 5/15/02 (Cost $0)                         2,000   $         0
                                                                        -----------

--------------------------------------------------------------------

-------------

                                                                  Face
                                                  Moody's       Amount
                                                  Ratings        (000)
----------------------------------------------------------------------------------
-----------------
UNITS (2.2%)
----------------------------------------------------------------------------------
-----------------
    (3)(8)  American Communication Services,
             Inc.
             Sr. Discount Notes
             0.00%, 11/1/05                          N/R   $    1,000       547,500
            Cellular Communications
             International, Inc. Notes
             Zero Coupon, 8/15/00                     B3        1,000       622,500
    (3)(8)  GST Telecommunications
             Sr. Discount Notes
             0.00%, 12/15/05                         N/R        1,000       460,400
            Horseshoe Gaming L.L.C.
             12.75%, 9/15/00                          B1          250       249,063
----------------------------------------------------------------------------------
-----------------
TOTAL UNITS
  (Cost $1,799,928)                                                       1,879,463
                                                                        -----------
----------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $73,852,644)                                                     70,513,563
                                                                        -----------

---------------------------------------------------------------------------------
-----------------
FOREIGN INCOME SECURITIES (15.3%)
---------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (15.3%)
---------------------------------------------------------------------------------
-----------------
DENMARK
            Kingdom of Denmark
             8.00%, 3/15/06                       Aaa     DK 5,200     984,535
----------------------------------------------------------------------------------
-----------------
FRANCE
            Government of France
             Debentures
             7.50%, 4/25/05                       Aaa    FF  7,000   1,515,966
            Government of France
             Treasury Bill
             4.75%, 4/12/99                       Aaa        7,000   1,398,106
---------------------------------------------------------------------------------
-----------------
GERMANY
            Deutscheland Bundesbank
             Debentures
             6.75%, 7/15/04                       Aaa     DM 6,000   4,396,442
---------------------------------------------------------------------------------
-----------------
SWEDEN
            Kingdom of Sweden
             11.00%, 1/21/99                      Aaa    SK 10,000   1,619,524
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                              Face
                                                Moody's     Amount        Value
                                                Ratings      (000)   (Note A-1)
---------------------------------------------------------------------------------
-----------------
UNITED KINGDOM
            United Kingdom Treasury
             6.00%, 8/10/99                         Aaa    L 2,000   $3,038,039
---------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $11,337,336)                                                12,952,612
                                                                    -----------
---------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN INCOME SECURITIES
  (Cost $11,337,336)                                                12,952,612
                                                                    -----------
---------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENT (1.7%)
---------------------------------------------------------------------------------
-----------------
REPURCHASE AGREEMENT (1.7%)
            Paine Webber, 5.80%, dated 12/29/95, due
             1/2/96, to be repurchased at $1,490,960,
             collateralized by $1,475,000 U.S. Treasury
             Notes, 6.625%, due
             3/31/97, valued at $1,519,796 (Cost
             $1,490,000)                                  $    1,490    1,490,000
                                                                       -----------
---------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (100.4%)
  (Cost $86,679,980)                                                   84,956,175
                                                                       -----------
---------------------------------------------------------------------------------
-----------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)
                                                                         (337,913)
                                                                       -----------
---------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
            Applicable to 8,454,140 issued and
             outstanding $.001 par value shares
             (authorized 100,000,000 shares)                           $84,618,262
                                                                       -----------
                                                                       -----------

--------------------------------------------------------------------

                            -------------

----------------------------------------------------------------------------------
-----------------
L--British Pound.
DK--Danish Krone.
DM--Deutsche Mark.
FF--French Franc.
SK--Swedish Krona.
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
TBA--Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)    Restricted as  to  private and  public  resale. Total  cost  of restricted securities at December 31, 1995 aggregated $2,714,032. Total market value of restricted securities owned at December 31, 1995 was $588,392 or 0.7% of net assets.
 (6)  Private Placement.
 (7)  Securities for which market quotations are not readily available are  valued at fair value as determined in good faith by the Board of Directors.
 (8)    Step Bond--Coupon  rate is  low or  zero  for an  initial period  and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (9)  Floating Rate--The interest rate  changes on these instruments based upon  a designated  base rate. The rates  shown are those in  effect at December 31,
      1995.
(10) 9.375% of 11.35% represents amount paid in cash, the remainder is payment  in kind.
(11)  All or  a portion  of this  security was  pledged as  collateral for delayed delivery securities.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                           December 31,
                                                                      1995
--------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $85,189,980) (Note A-1).........................   $83,466,175
    Repurchase Agreement at Value (Cost $1,490,000) (Note
      A-3)..................................................     1,490,000
    Receivables:
      Interest (Note A-6)...................................     1,866,933
      Unrealized Gain on Forward Foreign Currency Exchange
       Contracts (Note A-5).................................        56,136
    Other Assets............................................         6,272
--------------------------------------------------------------------------
        Total Assets........................................    86,885,516
--------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investment Purchased..................................     2,060,000
      Investment Advisory Fees (Note B).....................       105,698
      Professional Fees.....................................        42,264
      Shareholders' Reports.................................        24,088
      Shareholder Servicing Fees............................        16,006
      Administrative Fees (Note C)..........................        11,420
      Custodian Fees........................................         6,855
      Directors' Fees.......................................           923
--------------------------------------------------------------------------
        Total Liabilities...................................     2,267,254
--------------------------------------------------------------------------
NET ASSETS..................................................   $84,618,262
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................    $    8,454
    Capital Paid in Excess of Par Value.....................    89,482,637
    Distributions in Excess of Net Investment Income........    (1,469,664)
    Accumulated Net Realized Loss...........................    (1,744,722)
    Unrealized Depreciation on Investments and Foreign
     Currency Translations..................................    (1,658,443)
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING
  SHARES (AUTHORIZED 100,000,000 SHARES)....................   $84,618,262
NET ASSET VALUE PER SHARE...................................    $    10.01
--------------------------------------------------------------------------
--------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                         Year Ended
                                                              December 31,
                                                                      1995
--------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6) (Net of foreign taxes withheld of
     $11,182)...............................................   $ 8,949,431
    Dividends (Note A-6)....................................         2,485
--------------------------------------------------------------------------
      Total Income..........................................     8,951,916
--------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................       409,946
    Administrative Fees (Note C)............................       129,233
    Shareholder Servicing Fees..............................        80,284
    Shareholders' Reports...................................        68,764
    Professional Fees.......................................        48,957
    Interest Expense........................................        40,967
    Directors' Fees and Expenses............................        39,469
    Custodian Fees..........................................        33,850
    Other...................................................        67,991
--------------------------------------------------------------------------
      Total Expenses........................................       919,461
--------------------------------------------------------------------------
        Net Investment Income...............................     8,032,455
--------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
    Investments.............................................       291,482
    Foreign Currency........................................    (3,018,868)
--------------------------------------------------------------------------
        Total Net Realized Loss.............................    (2,727,386)
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
    Investments.............................................     7,878,277
    Foreign Currency Translations...........................        30,578
--------------------------------------------------------------------------
        Total Change in Unrealized
         Appreciation/Depreciation..........................     7,908,855
--------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation.................................     5,181,469
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........   $13,213,924
--------------------------------------------------------------------------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended       Year Ended
                                                                                    December 31,     December 31,
                                                                                            1995             1994
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income......................................................  $     8,032,455   $    8,000,394
    Net Realized Loss on Investments and Foreign Currency......................       (2,727,386)      (3,815,334)
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency..................................................................        7,908,855       (7,404,315)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................       13,213,924       (3,219,255)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income......................................................       (6,422,578)      (5,211,992)
    Return of Capital..........................................................         (425,283)      (1,635,871)
-----------------------------------------------------------------------------------------------------------------
      Total Distributions......................................................       (6,847,861)      (6,847,863)
-----------------------------------------------------------------------------------------------------------------
        Total Increase (Decrease) in Net Assets................................        6,366,063      (10,067,118)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year..........................................................       78,252,199       88,319,317
-----------------------------------------------------------------------------------------------------------------
    End of Year (Including distributions in excess of net investment income of
     $(1,469,664) and $(60,673), respectively).................................  $    84,618,262   $   78,252,199
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                               Year Ended December 31,
PER SHARE OPERATING   ----------------------------------------------------------------------------------
PERFORMANCE:             1995Section             1994             1993             1992             1991
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 YEAR...............          $ 9.26          $ 10.45           $ 9.80           $ 9.62           $ 8.70
--------------------------------------------------------------------------------------------------------
Investment
 Activities:
    Net Investment
     Income.........            0.95             0.95             1.04             1.22             1.16
    Net Realized and
     Unrealized Gain
     (Loss) on
     Investments....            0.61            (1.33)            0.66             0.01             0.96
--------------------------------------------------------------------------------------------------------
      Total from
       Investment
       Activities...            1.56            (0.38)            1.70             1.23             2.12
--------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment
     Income.........           (0.76)           (0.62)           (1.04)           (1.05)           (1.20)
    In Excess of Net
     Investment
     Income.........              --               --            (0.01)              --               --
    Return of
     Capital........           (0.05)           (0.19)              --               --               --
--------------------------------------------------------------------------------------------------------
      Total
    Distributions...           (0.81)           (0.81)           (1.05)           (1.05)           (1.20)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR............         $ 10.01           $ 9.26          $ 10.45           $ 9.80           $ 9.62
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PER SHARE MARKET
 VALUE, END OF
 YEAR...............          $ 8.88           $ 8.25           $ 9.50           $ 9.50          $ 10.38
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
 RETURN:
    Net Asset Value
     (1)............           17.57%           (3.80)%          18.29%           13.28%           25.32%
    Market Value....           18.16%           (4.72)%          10.94%            3.50%           53.35%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Assets, End of
 Year (Thousands)...         $84,618          $78,252          $88,319          $82,450          $80,606
--------------------------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net
 Assets.............            1.12%            0.99%            1.06%            1.01%            1.00%
Ratio of Net
 Investment Income
 to Average Net
 Assets.............            9.80%            9.66%           10.28%           12.34%           12.13%
Portfolio Turnover
 Rate...............            54.5%            83.1%           128.5%           107.7%            48.0%
--------------------------------------------------------------------------------------------------------
 Section  BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995, as explained in Note B.
(1) Total investment return based on  per share net asset value reflects  the effects of changes in  net asset  value on the  performance of the Fund  during each period, and  assumes dividends and capital gains distributions,  if any,  were  reinvested. These  percentages are  not  an indication  of  the performance  of a  shareholder's investment  in the Fund  based on  market value  due to differences between the market price of the stock and the net asset value of the Fund.

  Note: Current period permanent book-tax  differences, if any, are not  included in the calculation  of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Strategic Income Fund, Inc. (the "Fund"), formerly CS First Boston Strategic Income Fund, Inc., was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

 1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $200,192 (or 0.24% of net assets) at December 31, 1995. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

 2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Paid in capital, distributions in excess of net investment income and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized losses on foreign currency transactions represent net foreign exchange losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

 5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

 7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

 8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of gains or losses on securities, defaulted bond interest and from permanent differences presented in Note A-2.

B. Effective June 13, 1995, BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets. Prior to June 13, 1995, CS First Boston Investment Management Corporation provided investment advisory services to the Fund under substantially the same terms, conditions and fees as stated above.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and .05% of the Fund's average weekly net assets in excess of $400 million. Prior to September 1, 1995, MFSC provided administrative services to the Fund under substantially the same terms, conditions and fees as stated above.

Effective September 1, 1995, Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million. Prior to September 1, 1995, United States Trust Company of New York ("U.S. Trust") provided custodial services to the Fund under substantially the same terms, conditions and fees as stated above.

Effective September 1, 1995, CGFSC, provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC. Prior to September 1, 1995, U.S. Trust provided transfer agent services to the Fund under substantially the same terms, conditions and fees as stated above.

D. During the year ended December 31, 1995, the Fund made purchases of $42,670,368 and sales of $44,643,281 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1995, purchases and sales of U.S. Government securities were $4,004,676 and $8,547,347, respectively. At December 31, 1995, the cost of investments for Federal income tax purposes was $86,679,980. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $1,723,805, of which $6,082,592 related to depreciated securities and $4,358,787 related to appreciated securities.

At December 31, 1995, the Fund had a capital loss carryforward of $1,744,722 available to offset future capital gains of which $242,365, $546,663, $743,988 and $211,706 will expire on December 31, 1998, 2000, 2002 and 2003, respectively.

E. At December 31, 1995 under the terms of the forward foreign currency exchange contracts, the Fund is obligated to deliver currency in exchange for U.S. dollars as indicated in the following table:

SALES

                                                         NET
CURRENCY TO  IN EXCHANGE   SETTLEMENT                UNREALIZED
  DELIVER        FOR          DATE        VALUE     APPRECIATION
-----------  ------------  -----------  ----------  -------------
 L1,850,000   $2,915,045      6/18/96   $2,858,909    $  56,136

F. At December 31, 1995, 70.2% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general eco-

nomic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 1995, 15.3% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

G. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1995.

           H. Summary of quarterly results of operations (Unaudited):

                                            AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                          THREE MONTHS ENDED
                                ----------------------------------------------------------------------
                                                                     SEPTEMBER 30,      DECEMBER 31,
                                MARCH 31, 1995     JUNE 30, 1995         1995               1995
                                ---------------   ---------------   ---------------   ----------------
Investment Income.............  $2,178   $ 0.26   $2,430   $ 0.29   $2,225   $ 0.26   $2,119   $  0.25
Net Investment Income.........   1,946     0.23    2,224     0.26    1,975     0.24    1,887      0.22
Net Realized Loss and Change
 in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................   2,020     0.24    1,437     0.17      877     0.09      848      0.11
Net Increase in Net Assets
 Resulting from Operations....   3,966     0.47    3,661     0.43    2,852     0.33    2,735      0.33

                                                                     SEPTEMBER 30,      DECEMBER 31,
                                MARCH 31, 1994     JUNE 30, 1994         1994               1994
                                ---------------   ---------------   ---------------   ----------------
Investment Income.............  $2,264   $ 0.27   $2,196   $ 0.26   $2,224   $ 0.27   $2,138   $  0.25
Net Investment Income.........   2,053     0.24    1,974     0.24    2,022     0.24    1,952      0.23
Net Realized Loss and Change
 in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................  (3,027)   (0.36)  (3,969)   (0.48)  (2,037)   (0.24)  (2,187)    (0.25)
Net Decrease in Net Assets
 Resulting from Operations....    (974)   (0.12)  (1,995)   (0.24)     (15)    0.00     (235)    (0.02)

REPORT OF INDEPENDENT ACCOUNTANTS
------

To the Shareholders and Board of Directors of BEA Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Strategic Income Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

February 13, 1996

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
-----------------

    Pursuant to the BEA Strategic Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank N.A., Dividend Reinvestment Department -- Retail, 770 Broadway, New York, NY 10003-9598. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.

    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, N.A., Customer Service Department, 770 Broadway, New York, NY 10003-9598. Be sure to include a reference to BEA Strategic Income Fund, Inc. or you may call (800) 428-8890.